                                                      Deutsche Asset Management

BT Investment Funds
Cash Management Investment, Tax Free Money Investment, NY Tax Free Money Investment, Treasury Money Investment, International Equity, Mid Cap, Lifecycle Long Range, Lifecycle Mid Range, Lifecycle Short Range, Small Cap, PreservationPlus Income and Quantitative Equity

BT Advisor Funds
EAFE(R) Equity Index, Small Cap Index and U.S. Bond Index

BT Pyramid Mutual Funds
Money Market Investment, Equity 500 Index Investment, Asset Management and PreservationPlus

BT Institutional Funds
Cash Management Institutional, Cash Reserves Institutional, Treasury Money Institutional, International Equity Institutional, Equity 500 Index Premier and Liquid Assets Institutional

Supplement dated January 24, 2001 (Replacing Supplement dated October 1, 2000) to each Fund's current Statement of Additional Information

The following investment policy is omitted from the `Investment Restrictions - Additional Restrictions' section in the Statement of Additional Information of each of Cash Management Investment, Treasury Money Investment, Cash Management Institutional and Treasury Money Institutional:

The Portfolio (Fund) will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund); and, provided further, that the Portfolio (Fund) shall not invest in any other open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with


                                                     A Member of the
                                                     Deutsche Bank Group [/]
respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio (Fund) will not invest in another open-end registered investment company).

The following investment policy is omitted from the `Investment Restrictions - Additional Restrictions' section in the Statement of Additional Information of each of Money Market Investment, Cash Reserves Institutional and Liquid Assets
Institutional:

The Portfolio (Fund) will purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of
                                           -----------------
any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) (unless permitted to do so by an exemptive order of the SEC); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, the Portfolio will not invest in another open-end registered investment company).

The following replaces the `Management of the Trust and Portfolio - Officers of the Trust and Portfolio Trust` section in each Fund's Statement of Additional
Information:

                   Officers of the Trust and Portfolio Trust

RICHARD T. HALE (birth date: July 17, 1945) President and Chief Executive Officer of the Trust; Trustee of each of the other investment companies in the Deutsche Asset Management Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds and ISI Family of Funds (registered investment companies); President, Morgan Grenfell Investment Trust (registered investment company); Managing Director, DB Alex. Brown LLC; Director and President, Investment Company Capital Corp. (registered investment adviser); Chartered Financial Analyst. His address is One South Street, Baltimore, Maryland 21202.

DANIEL O. HIRSCH (birth date: March 27, 1954) Secretary of the Trust; Director, Deutsche Asset Management Americas since 1999; Director, DB Alex. Brown LLC and

Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

CHARLES A. RIZZO (birth date: August 5, 1957) Treasurer of the Trust; Director, Deutsche Asset Management, and Vice President and Department Head, DB Alex. Brown LLC from 1998 to 1999; Formerly, Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch and Rizzo also hold similar positions for other investment companies for which ICCD, or an affiliate serves as the principal underwriter.

No person who is an officer or Trustee of Bankers Trust is an officer or Trustee of the Trust. No Trustee, officer or employee of ICCD or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

The following replaces the `Custodian and Transfer Agent' section in each Fund's Statement of Additional Information:

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as Custodian for the Trust and the Portfolio pursuant to an administration and services agreement. As Custodian, it holds the Fund's and Portfolio's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

Investment Company Capital Corp. (`ICCC'), One South Street, Baltimore, Maryland, 21202, serves as transfer agent of the Trust and of the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, ICCC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses.

              Please Retain This Supplement for Future Reference

SUPPALLSAI  (1/01)

CUSIPs:
055922108         055922207        055922306         055922405        055922660
055922652         055922769        055922843         055922868        055922819
055922827         055922835        055847404         055847834        055847206
055847107         055847818        05576L874         05576L882        05576L700
055847826         055924104        055924203         055924872        055924864
055924500         055924856        055924849         055922637